Exhibit (a)(5)(L)

Profitable Growth.

LeadIng. THE LINDE GROUP

August 2012

THE LINDE GROUP

Disclaimer

On 11th July 2012, Linde AG and Linde US Inc. filed with the United States Securities and Exchange Commission (the “SEC”) a tender offer statement on Schedule TO regarding the tender offer described herein. Lincare Holdings Inc. shareholders are strongly advised to read the tender offer statement (as updated and amended) filed by Linde AG with the SEC, because it contains important information that Lincare Holdings Inc. shareholders should consider before tendering their shares. The tender offer statement and other documents filed by Linde AG and Linde US Inc. with the SEC are available for free at the SEC’s website (http://www.sec.gov) or by directing a request to Linde AG, Klosterhofstraße 1, 80331 Munich, Germany.

This presentation contains forward-looking statements about Linde AG (“Linde”) and their respective subsidiaries and businesses. These include, without limitation, those concerning the strategy of an integrated group, future growth potential of markets and products, profitability in specific areas, the future product portfolio, development of and competition in economies and markets of the group.

These forward looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside of Linde’s control, are difficult to predict and may cause actual results to differ significantly from any future results expressed or implied in the forward-looking statements on this presentation.

While Linde believes that the assumptions made and the expectations reflected on this presentation are reasonable, no assurance can be given that such assumptions or expectations will prove to have been correct and no guarantee of whatsoever nature is assumed in this respect. The uncertainties include, inter alia, the risk of a change in general economic conditions and government and regulatory actions. These known, unknown and uncertain factors are not exhaustive, and other factors, whether known, unknown or unpredictable, could cause the group’s actual results or ratings to differ materially from those assumed hereinafter. Linde undertakes no obligation to update or revise the forward-looking statements on this presentation whether as a result of new information, future events or otherwise.

THE LINDE GROUP

Agenda

1. Operational and Financial Performance

2. Strategic Focus:

— Growth Markets

— Energy / Environment

— Healthcare

3. Outlook

Appendix

THE LINDE GROUP

Performance – 6M 2012

Profitable Growth.

Highlights

Group sales increased by 5.9% to € 7,174 m Group operating profit* grew by 6.2% to € 1,655 m Group margin increased by 10 bp to 23.1%

EPS increased by 3.9% to € 3.45 and adjusted EPS by 3.2% to € 3.91

Operations

Gases project pipeline for 2012 to 2015 increased by € 650 m to € 2.6 bn

Operating margin of the Gases Division at 27.4% (+10 bp)

2012 Outlook reinforced

Growth in sales and operating profit vs. record year 2011

HPO: € 650-800 m of gross cost savings in 2009-2012

*operating profit defined as EBITDA incl. share of net income from associates and joint ventures

THE LINDE GROUP

Group, sales by Divisions

Continued growth in all areas

in € million,

as reported

Group 6,774 +5.9% 7,174

Gases 5,436 +7.2% 5,830

Engineering 1,226 +0.2% 1,229

Other/Cons. 112 115

6M 2011

6M 2012

Gases Division

— Solid growth through Growth Markets

— Comparable growth* of 3.4% negatively impacted by plant shut downs in Tonnage

— Growth supported by Healthcare with the newly acquired Homecare business from Air Products

Engineering Division

— Strong order intake with more than half of the orders from Asia and Middle East

— Order backlog further increased to € 3.8 bn

*excluding currency and natural gas price effect

THE LINDE GROUP

Group, operating profit by Divisions

Group margin further improved

in € million,

as reported

1,655

1,559

+6.2%

Group

+7.8%

1,599

1,483

Gases

Engineering

+7.1%

141

151

Other/Cons.

-65

-95

6M 2011

6M 2012

Op. margin

23.0%

23.1%

10 bp on reported basis

Gases Division

— Operating profit* further increased

— Operating margin up by 10 bp to 27.4%

Engineering Division

— Operating margin of 12.3% on high level

— Margin development driven by successful execution of individual projects

Other/Cons

— 2011 was influenced by a positive one-time effect due to changes made to the UK pension plan (€ 16 m)

*EBITDA incl. share of net income from associates and joint ventures

THE LINDE GROUP

Gases Division, sales by product areas

Growth impacted by plant shut downs

in € million, comparable* (consolidated)

5,830

5,640*

+3.4%

664

Healthcare

602

+10.3%

Tonnage

1,391

+1.4%

1,410

Bulk**

1,590

+4.3%

1,658

+2.0%

Cylinder**

2,057

2,098

6M 2011

6M 2012

Healthcare

— Acquisition of Continental European Homecare business of Air Products has been closed on

30 April 2012

— Two months of consolidated sales for the acquisition included

Tonnage

— Adjusted for negative impacts from plant shut downs/ maintenance comparable growth of 4.8%, including joint ventures 6.4%

— Plant start ups mainly in the second half of 2012

*excluding currency and natural gas price effect ** due to changed reporting structure € 240 m are shifted from Cylinder to Bulk

THE LINDE GROUP

Gases Division, sales and operating profit by operating segment

Growth continued

in € million

*excluding currency and natural gas price effect

8

EMEA

Sales

2,824

2,944

+4.2%

+3.4%*

6M 2011

6M 2012

Operating profit/margin

807

834

28.3%

28.6%

+3.3%

6M 2011

6M 2012

ASIA/PACIFIC

Sales

1,674

1,473

+13.6%

+4.2%*

6M 2011

6M 2012

Operating profit/margin

+11.6%

453

406

27.1%

27.6%

6M 2011

6M 2012

AMERICAS

Sales

1,173

+7.5%

1,261

+3.3%*

6M 2011

6M 2012

Operating profit/margin

270

+15.6%

312

23.0%

24.7%

6M 2011

6M 2012

THE LINDE GROUP

Engineering Division, key figures

Outstanding operating profit margin of 12.3%

— New project wins in Tonnage support high order intake and increasing order backlog

— New order intake of around USD 250 m for equipment/gas processing plants for shale gas

— Strong operating profit* margin

in € million

Sales

1,226

+0.2%

1,229

6M 2011

6M 2012

in € million

Order Intake

6M

2011

1,149

+24.6%

6M

2012

1,432

in € million

Operating Profit*

141

+7.1%

151

12.3%

11.5%

6M 2011

6M 2012

in € million

Order Backlog

31/12/11

3,600

+5.5%

30/06/12

3,798

*EBITDA incl. share of net income from associates and joint ventures

THE LINDE GROUP

Group

Financial key indicators again on record levels

Profitable growth for our shareholders

— adjusted EPS up by 11.9%

— adjusted ROCE further improved by 50 bp

Adjusted* EPS

Adjusted* ROCE

Operating Cash Flow

in € m, as reported

7.71€

2,422

2,426

6.89€

2,142

4.58€

13.0%

12.5%

10.4%

2009

2010

2011

2009

2010

2011

2009

2010

2011

*please see definitions on page 62

THE LINDE GROUP Group, solid financial position

Sound financial strategy

Net debt (€ m)

12,815

9,933

6,427

6,423

6,119

6,243

5,497

5,094

30/09/ 2006 2007

2008

2009

2010

2011 30/06/

2006

2012

Net debt/EBITDA

4.8

2.7

2.5

2.6

1.9

1.9

1.6

2006 2007 2008

2009

2010

2011

LTM

Credit Ratings

— Standard&Poor’s: A/A-1 with stable outlook (04 July 2012*)

— Moody’s: A3/P-2 with stable outlook (02 July 2012*)

* date of latest rating agency publication

HPO (High Performance Organisation)
Covering the full value chain in all regions

THE LINDE GROUP

- HPO is fully on track with savings – additional savings of ~ € 160 m in 2011
- Initiatives have been launched and rolled out in all relevant areas
- Contribution expected also in 2013 ff.
- Gross cost savings increased to € 620 m

Accumulated gross cost savings in € million


300
160
160
650-800
~35%
~25%
~25%
~15%
Bulk Supply Chain
Cylinder Supply Chain
Procurement/Others
SG&A
2009
2010
2011
2012

12

THE LINDE GROUP

Group, dividends

Dividend increased by 13.6% to € 2.50

+13.6%

€ 2.50

€ 2.20

+22.2%

+5.9%

€ 1.80

stable

€ 1.80

+13.3%

€ 1.70

+9.7%

€1.50

Change in

+22.6%

Operating

Profit

+5.4%

+18.1%*

-6.7%

2006

2007

2008

2009

2010

2011

* comparable change: prior year figures including twelve months of BOC

THE LINDE GROUP

Agenda

1. Operational and Financial Performance

2. Strategic Focus:

— Growth Markets

— Energy / Environment

— Healthcare

3. Outlook

Appendix

THE LINDE GROUP

Mega-trends

Leveraging growth with our Gas & Engineering set-up

Growth Markets Energy/Environment Healthcare

Leveraging Gases & Engineering business synergies

THE LINDE GROUP

Mega-trend Growth Markets

Strong investments in future growth

Growth Markets exposure

further increased

Growth Market sales (% of Gases sales)

36%

35%

34%

33%

32%

32%

29%

2007

2008

2009

2010

2011

Excl. JVs

Incl. JVs

Majority of Capex 2011

invested in Growth Markets

Gases Capex 2007 – 2011 in € bn

1.5

1.4

1.3

1.1

0.8

1.0

0.6

0.7

0.6

0.6

0.8

0.7

0.6

0.5

0.4

2007

2008

2009

2010

2011

Mature Markets

Growth Markets

THE LINDE GROUP

Mega-trend Growth Markets

Industrial gases market 2011 vs. 2020 in € bn

Market leader in 4 out of 5 Growth Markets

~23 ~13 ~16 ~16

~5

~10 ~6

~2

# 1

# 1

~10

~4

~5

~1

~1 # 1

~2 ~0.5

~2

# 2 # 1

Growth Markets Mature Markets

2020 2020

2011 2011

Source: Linde database, figures excl. Japan, equipment, healthcare and major impact out of future growth markets of the energy/environment sector

THE LINDE GROUP

Gases Division, project pipeline

Currently € 2.6 billion under execution

— € 4.7 bn investments between 2009-2015 (thereof € 0.6 bn in JVs @ share)

— Project amount for 2013 to 2015 increased by around € 650 m

— Around 70% of total project-capex allocated to Growth Markets

— Amount of project opportunities remains at € 4.3 bn on a high level

Project amount by on-stream date (incl. JVs) in € m

~800

~800

~750

~750

100

~600

50

~500

500

2009

2010

2011

2012

2013

2014

2015

(Projects > € 10 m)

Additional since FY 2011 results presentation

Mega-trend Growth Markets

Comprehensive strategy to capture growth potential in Asia

THE LINDE GROUP

Consolidated sales in Asia in € m



Greater China
2011
701
2010
576
+22%
South & East Asia
2011
975
2010
861
+13%



Pakistan
#1
Korea
China
#1
Taiwan
Bangladesh
#1
#1
India
#1
Thailand
Vietnam
#1
#1
Sri Lanka
Philippines
Malaysia
#1
Singapore
Indonesia
#1

Major investment commitments LTM

Cilegon, Indonesia (Q2/2011)
- On-site supply contract with PT Krakatau POSCO
- Large ASU: ~€ 80 m capex, on-stream date 2013*

Chongqing, China (Q2/2011)
- On-site supply contracts with CCPHC and BASF
- Large HYCO plant: ~€ 200 m capex, on-stream date end of 2014*

Yantai, China (Q3/2011)
- On-site supply contract with Wanhua Polyurethanes Co., Ltd.
- Two large scale ASUs: ~€ 130 m capex, on-stream date 2013/2014*

Wu´an, China (Q4/2011)
- On-site supply contract with Hebei Puyang Iron and Steel Ltd.
- Decaptivation of 7 ASUs with energy efficiency upgrade and construction of a new ASU: ~ € 120 m capex, on-stream date 2014*

Jilin, China (Q4/2011)
- On-site supply contract with Evonik Industries and Jilshen
- Hydrogen plant (SMR): ~€ 42 m capex, on-stream date 2013/2014*

Dalian, China (Q1/2012):
- On-site supply contract with chemical producer Dahua Group
- Decaptivation of 2 ASUs: investment ~ € 70 m, on-stream date 2014*

Kalinganagar, India (Q2/2012)
- On-site supply contract with Tata Steel,
- Two large scale ASUs: ~€ 80 m capex, on-stream date 2014*

* to be expected

19

Mega-trend Energy/Environment

LeadIng joint capabilities & access to Energy/Environment sector

THE LINDE GROUP

Engineering Division

Gases Division

Mega-projects

- Proven technology and project execution
- Proven long-term operations track record

Technology Know-How

- **Energy:** LNG (Merchant/Floating), EOR/EGR, Coal-to-X, Gas-to-X, Bio-to-X, Geothermal
- **Environment:** OxyFuel, Post-combustion CO_2-capture and handling, H_2-fueling
- **Efficiency & Applications:** Higher energy efficiency of plants, REBOX® oxy-fuel, WASTOX®

Long-term Customer Relations

Competitive Products and Services

- Plant Sales for captive customer
- Commodity Customers with focus on price/energy efficiency (TCO) and reliability

20

Mega-trend Energy/Environment
Importance of new technologies & industrial gases applications

THE LINDE GROUP

Global energy consumption*



700
500
300
100
Renewables
Nuclear
Coal
Natural Gas
Petroleum Liquids
2010
2015
2020
2030

Source: U.S. Energy Information Administration

- Fossil resources remain dominant energy source
- Fossil resources becoming scarce
- CO_2-emissions steadily increasing
- Importance of renewable energy increasing but still limited reach

*in quadrillion British Thermal Units (equals around 10^{27} Joules)

Energy/Environment annual market revenue estimates*



€ 5 -7 bn
€ 14 -19 bn
€ 80 -140 bn
CLEAN COAL
CO2 HANDLING
H2 FUELING
RENEWABLES (e.g. BIOMASS GASIFICATION, PHOTOVOLTAIC)
LNG
EOR (N2 / NRU / CO2), GTL
2015
2020
2030
CO2 emission reduction
Increasing energy consumption & CO2 emission

Annual market revenue in the respective year — Pilot projects and small volumes

*Assuming 100% Build Own Operate and excluding sale of equipment and plants

(Please find assumptions for estimates on page 56)

21

THE LINDE GROUP

Mega-trend Energy/Environment

Opportunities in shale gas business: Example US

Active major shale gas fields

Expected development of US shale gas

Natural gas processing plant

in the USA

production in the next decade (in Bcf)

Barnett

5.5

Fayetteville

4.5

Woodford

2.0

Haynesville

8.0

Marcellus

4.5

Bcf = billion cubic feet

Source: EIA, “Oil and Gas Field Maps”; Linde database; Navigant

Engineering

— Total order intake since 2010 more than USD 800 m

— Opportunities within the field of shale gas:

— Natural gas processing plants: driven by the necessity of gas treatment for pipeline and bulk use

— Small-mid-scale LNG plants: driven by increasing demand for merchant LNG

— Ethane crackers: driven by increasing chemical production

— Gases-to-liquids (GTL)

Gases

— Potential leverage of our operation experience into the area of shale gas

— Based on shale gas new chemical clusters develop with the need for industrial gases supply

Mega-trend Healthcare
Market environment and drivers

THE LINDE GROUP

Market environment

- Increasing and ageing population
- Increasing wealth in Growth Markets
- Healthcare budget pressure and regulation

Drivers of development

- New and innovative pharmaceutical gases and services
- Quality and optimum care for patients
- Value creation by cost-effective and reliable products and services
- Regional expansion

Relevant Healthcare markets 2011 vs. 2020 in € bn


~8.1
~5.8
~5.7
~3.9
~2.2
~1.0
2020
2011
Mature Markets
2020
2011
Growth Markets

Source: Linde database, figures incl. gas therapies and intermediate care

23

THE LINDE GROUP

Mega-trend Healthcare

From medical gas provider to solutions & service provider

Development of new therapies and applications

Cost ease to Healthcare budgets

Homecare

— Home oxygen therapies

—  Ventilation services

—  Sleep therapies

—  Other service

Intermediate Care

— Patient centered care

— REMEO: treatment and care of chronic patients with mechanical ventilation needs

Gas Therapies — Pulmonary hypertension & cardio-thoracic surgery

— Oxygen & Heliox therapies

— Pain relief

Hospital Care

— Bulk supply and technical assistance

— Logistics and installation

— Customer Service

— Hospital & medical gas services

Integrated service provider

THE LINDE GROUP

Mega-trend Healthcare

Homecare is the patients’, payors’ and hospitals’ choice

Patients

Increased quality of life at home and enabling patients to lead a more active life style beneficial to overall health status.

Payors

Given the rapid growth of healthcare expenditures, adequate care at home can prevent re-hospitalizations of chronically ill patients and lead to significant savings in the healthcare budgets.

Hospitals

Helping the hospitals to focus on acute patients and shifting the care for chronically ill patients to homecare.

THE LINDE GROUP

Mega-trend Healthcare

Homecare: growth through innovation and regional expansion

		EMEA		AMERICAS
Linde Homecare sales						ASIA/
by operating segments	2011		78%	18%	4%	PACIFIC

Home Oxygen Therapy

Chronic respiratory diseases, patients need oxygen (COPD, Asthma)

Products: LOX, GOX and Concentrators

Sleep Therapy

Obstructive Sleep Apnea, patients need positive air pressure during sleep

Products: Positive Airway Pressure Devices, Masks

Ventilation Services

Advanced respiratory diseases patients need mechanical ventilation support

Products: Mechanical Ventilators, Equipment

Synergies: sales & marketing, logistics, integrated patient management,

care center, adherence programme, technology development

THE LINDE GROUP

Agenda

1. Operational and Financial Performance

2. Strategic Focus:

— Growth Markets

— Energy / Environment

— Healthcare

3. Outlook

Appendix

THE LINDE GROUP

Gases, Capex

Development Capex Sales Ratio 2007-2011

15%

13%

13%

average

2011-2014

13% plus*

Capex/Sales Ratio

12%

11%

~1,800

1,451

1,439

1,326

1,062

1,029

Capex in € m

2007

2008

2009

2010

2011

2012

Data 2007-2011 @ actual average fx rates at the end of the respective year

* plus: additional potential for mega-projects

THE LINDE GROUP

Outlook*

Profitable Growth.

2012

Group

—

Growth in sales and operating profit vs. 2011

—

Confirmation of HPO-programme: € 650-800 m of gross cost

savings in 2009-2012

Gases

—

Sales increase vs. 2011

—

Continuous improvement of productivity

Engineering

—

Sales at the same level as in 2011

—

Operating margin of at least 10%

Mid-term

Group

—

2013**: Operating profit of at least € 4 bn

—

2015**: Adjusted*** ROCE of 14% or above

Gases

—

Average capex/sales ratio 13% plus

—

Revenue increase above market growth

—

Further increase in productivity

* based on current economic predictions and prevailing exchange rates ** including proposed acquisition of Lincare Holdings Inc. ***please see definitions on page 22

THE LINDE GROUP

Agenda

1. Operational and Financial Performance

2. Strategic Focus:

— Growth Markets

— Energy / Environment

— Healthcare

3. Outlook

Appendix

THE LINDE GROUP

Group, Q2 2012

Key P&L items

in € million

Q2 2011

Q2 2012

in %

Revenue

3,449

3,669

6.4

Operating profit

798

847

6.1

Operating margin

23.1%

23.1%

+0 bp

EBIT

472

497

5.3

PPA depreciation

-60

-61

-1.7

EBIT before PPA depreciation

532

558

4.9

Financial result

-77

-71

7.8

Taxes

-100

-103

-3.0

Net income

295

323

9.5

Net income – attributable to Linde AG shareholders

282

304

7.8

EPS in €

1.65

1.77

7.3

Adjusted EPS in €

1.91

2.02

5.8

THE LINDE GROUP

Group, H1 2012

Key P&L items

in € million

H1 2011

H1 2012

in %

Revenue

6,774

7,174

5.9

Operating profit

1,559*

1,655

6.2

Operating margin

23.0%

23.1%

+10 bp

EBIT

918

973

6.0

PPA depreciation

-121

-122

-0.8

EBIT before PPA depreciation

1,039

1,095

5.4

Financial result

-126**

-163

-2.9

Taxes

-194

-179

7.7

Net income

598

631

5.5

Net income – attributable to Linde AG shareholders

566

591

4.4

EPS in €

3.32

3.45

3.9

Adjusted EPS in €

3.79

3.91

3.2

*including € 16 m one-time effect from changes to the UK pension plan

**including positive one-time effect of € 30 m (repayment of BOC Edwards vendor loan)

THE LINDE GROUP

Group, FY 2011

Key P&L items

in € million

2010

2011

in %

Sales 12,868 13,787 7.1

Operating Profit 2,925 3,210 9.7

Margin 22.7% 23.3% +60 bp

EBIT before PPA depreciation 1,933 2,152 11.3

PPA depreciation -254 -242 5.0

EBIT 1,679 1,910 13.8

Financial Results -280 -291 -3.9

Taxes -335 -375 -11.9

Net income 1,064 1,244 16.9

Net income – Part of shareholders Linde AG 1,005 1,174 16.8

EPS in € 5.94 6.88 15.8

Adjusted EPS in € 6.89 7.71 11.9

THE LINDE GROUP

Gases Division, operating segments

Quarterly data

EMEA (€ m) Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012

Sales 1,393 1,431 1,434 1,414 5,672 1,445 1,499

Operating profit* 395 412 408 419 1,634 414 420

Operating margin 28.4% 28.8% 28.5% 29.6% 28.8% 28.7% 28.0%

Asia/Pacific (€ m) Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012

Sales 707 766 810 793 3,076 808 866

Operating profit* 196 210 228 238 872 218 235

Operating margin 27.7% 27.4% 28.1% 30.0% 28.3% 27.0% 27.1%

Americas (€ m) Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012

Sales 580 593 605 606 2,384 625 636

Operating profit* 136 134 135 130 535 152 160

Operating margin 23.4% 22.6% 22.3% 21.5% 22.4% 24.3% 25.2%

*EBITDA incl. share of net income from associates and joint ventures

THE LINDE GROUP

Group

Financial Result and Tax Rate

Financial Result (in € m) Tax Rate

385 329 280 291 22.9% 23.9% 23.2% 22.1%

2008 2009 2010 2011 2008 2009 2010 2011

THE LINDE GROUP

Group, H1 2012

Cash Flow Statement

in € million Q1 2012 Q2 2012 H1 2012 H1 2011

Operating profit 808 847 1,655 1,559

Change in Working Capital -318 -101 -419 -174

Other changes -105 -262 -367 -408

Operating Cash Flow 385 484 869 977

Investments in tangibles/intangibles -321 -384 -705 -547

Acquisitions/Financial investments -3 -655 -658 -14

Other 43 24 67 76

Investment Cash Flow -281 -1,015* -1,296* -485

Free Cash Flow before Financing 104 -531 -427 492

Interests and swaps -68 -146 -214 -159

Dividends and other changes -33 -402 -435 -387

Net debt increase (+)/decrease (-) -3 1,079 1,076 54

*excluding proceeds on disposal of securities € 555 m

THE LINDE GROUP

Group, FY 2011

Cash Flow Statement

in € million

Q1 2011

Q2 2011

Q3 2011*

Q4 2011*

2011*

2010

Operating profit

761

798

804

847

3,210

2,925

Change in Working Capital

-180

6

60

39

-75

84

Other changes

-141

-267

-142

-159

-709

-587

Operating Cash Flow

440

537

722

727

2,426

2,422

Investments in tangibles/intangibles

-237

-310

-346

-452

-1,345

-1,192

Acquisitions/Financial investments

-13

-1

-41

-23

-78

-68

Other

43

33

40

53

169

195

Investment Cash Flow

-207

-278

-347

-422

-1,254

-1,065

Free Cash Flow before Financing

233

259

375

305

1,172

1,357

Interests and swaps

-45

-114

-123

-56

-338

-298

Dividends and other changes

-2

-385

-7

-11

-405

-280

Net debt increase (+)/decrease (-)

-186

240

-245

-238

-429

-779

* excluding investments in securities of € 600 m in Q3 and € 1,052 m in Q4

THE LINDE GROUP

Group, solid financial position

Early refinancing of existing financial debt

Continuous efforts to extend the Group’s maturity profile

— Issuance of € 500 m 7 years senior notes in June 2012

— More than 80% of total financial debt is due beyond 2012

— Approx. 56% of total financial debt has a longer maturity than 5 years

Balanced mix of various financing instruments

— Strong focus on long-term bond financing

— Strategic funding in EUR, GBP, USD and AUD

4,344

Financial debt, by maturity (in € m)

3

2,880

2,147

224

1,277

349

132

1,923

1,461

796

< 1 year

1 - 5 years

> 5 years

Financial debt, by instrument

2%

7%

19%

72%

Other Bonds

Subordinated Bonds

(*callable in 2013/2016)

Commercial Paper

Bank Loans

Figures as of 31 December 2011

THE LINDE GROUP

Group, solid financial position

Liquidity reserve again further strengthened

€ 2.5 bn committed revolving credit facility

— Arranged in May 2010 with 25 national and international banks

— Maturing in 2015

— No financial covenants

— Fully undrawn

More than € 2.6 bn cash and securities

3,897

in € million (31/12/2011)

2,500

1,674

1,000

-1,277

Short-term financial debt

Cash and cash equivalents

Current securities and strategic liquidity reserve of € 600 m

Revolving credit facility

Liquidity reserve

THE LINDE GROUP

Group, solid financial position

Net debt reduction of € 403 million

in € million

1,254

5,497

2,426

5,094

12

757

Net debt 31/12/2010

Cash flow from investment activities excl. inv. in liquidity reserve

Operating cash flow

Net interest Dividends

Other

Net debt 31/12/2011

THE LINDE GROUP

Group, Pensions

Performance and key figures 2011

Net obligation

in € million

DBO

Plan asset

Net obligation

01/01/2011

4,971

4,467

504

Service costs

88

88

Net financing

253

254

-1

Actuarial losses/gains

335

153

182

Contributions/payments

–213

–13

–200

Other

-33

-19

-14

31/12/2011

5,401

4,842

559*

Pension plan assets portfolio structure

2010

12%

57%

25%

1%

5%

2011

12%

64%

20%

1%

3%

Fixed-intrest securities Equities Others Insurance Property

Performance of major pension plans

United Kingdom

Germany

14.6%

12.3%

12.8%

11.6%

6.0%

5.0%

2011

expected

2011 actual

2009 -

2011 avg.

2011

expected

2011

actual

2009 -

2011 avg.

* Figure does not include effects from asset ceiling (€ 26 m) and provisions for similar obligations (€ 26 m)

THE LINDE GROUP

Gases Division, sales bridge

6M 2012 sales increased by 3.4% on comparable basis

in € million

+7.2%

+3.4%*

5,830

+3.6%

+0.2%

5,436

6M 2011

Currency

Natural Gas

Price/Volume

6M 2012

*including € 40 m changes in consolidation

THE LINDE GROUP

Gases Division

Joint ventures

in € million

Proportionate Sales (not incl. in the Group top-line)

Share of Net Income (contribution to operating profit)

+15.5%

+41.7%

246

51

213

36

6M 2011

6M 2012

6M 2011

6M 2012

THE LINDE GROUP

Gases Division, Split of Capex

Growth Markets Capex increased to above 50 percent

Split Capex by operating segments

in € million

1,439

+8.5%

1,326

+1.8%

627

EMEA

616

+19.3%

587

Asia/Pacific

492

218

+3.2%

225

Americas

2010

2011

Split Capex by markets

2011

Growth Markets

2010

54%

46%

54%

46%

Mature Markets

THE LINDE GROUP

Gases Division

From source to customer

Gas production centre

On-site supply

Customer

Pipeline

Tonnage

Customer

Transport of liquefied gas

Bulk

Filling station

Customer

Cylinder

Retailer Cylinder transport

THE LINDE GROUP

Gases Division

Various distribution mix served from one product source

Tonnage

Healthcare

Global #2

Global #2

24%

11%

—

15-year take-or-pay contracts (incl. base facility fees)

—

Hospital care & Homecare

—

Bulk & cylinder gases

—

Add. growth in JVs & Embedded Finance Lease projects

2011 Sales

—

Structural growth

24%

41%

> 70% of revenues from

> 30% market share

—

Multi-year contracts

—

High customer loyalty

Bulk Global #1

Cylinder

Global #1

—

Application-driven

—

Includes specialty gases

—

Cylinder rentals

THE LINDE GROUP

Gases Division

Stability driven by a broad customer base

2011: Split of product areas by major end-customer groups

2011: Split of sales by major end-customer groups

Chemistry & Energy

Tonnage

Metallurgy & Glass

Bulk

Food & Beverages

Other

Manufacturing

Electronics

Electronics

22%

Chemistry & Energy

Retail

Metallurgy & Glass

Other

Food & Beverages

20%

Manufacturing

Chemistry & Energy

Chemistry & Energy

14%

Metallurgy & Glass

Metallurgy & Glass

12%

Retail

Homecare

Manufacturing

11%

Healthcare

Hospital Care

9%

Food & Beverage

Healthcare

Other

Electronics

Cylinder

Retail

5%

Electronics

7%

Other

THE LINDE GROUP

Gases Division, local business model

70% of revenues come from a leading market position

Market leader in 55 of the 75 major countries, #2 Player in another 11

Sales split by market share Bulk & Cylinder

€7.1 bn*

< 30%

≥ 30%

≥ 40%

70%

≥ 60%

Market Leader

#2 Player

Others

Status 2012

*Sales of Bulk & Cylinder FY 2011

THE LINDE GROUP

Linde Engineering with leading market position in all segments

Air Separation Plants

Hydrogen & Synthesis Gas Plants

Petrochemical Plants

Natural Gas Plants

Worldwide #1

Worldwide #2

Worldwide #2

Worldwide #3

Production of plants for Linde Gas and 3rd party customers

Providing chemistry and energy related solutions to 3rd party customers

LE Locations Project companies, rep. and sales offices

Supporting the energy/environmental mega-trend and leveraging customer relations for gas projects

THE LINDE GROUP

Engineering Division, key figures

Order intake up by 3.5%

in € million

in € million

Order Intake

Sales

+3.5%

+2.8%

2,159

2,235

2,461

2,531

2010

2011

2010

2011

in € million

Operating Profit*

Operating Margin

+12.3%

+100 bp

304

12.0%

271

11.0%

2010

2011

2010

2011

*EBITDA incl. share of net income from associates and joint ventures

THE LINDE GROUP

Engineering Division

FY 2011 order intake by plant type and region

Order Intake by Plant Type

Order Intake by Region

2010

2011

2010

2011

28.3%

Air Separation Plants

25.7%

57.2%

EMEA

32.4%

16.2%

Hydrogen/ Synthesis Gas Plants

21.5%

44.1%

Olefin Plants

15.8%

28.5%

ASIA/PACIFIC

27.2%

16.7%

Natural Gas Plants

23.4%

23.5%

AMERICAS

10.3%

Other

13.6%

15.6%

THE LINDE GROUP

Engineering Division

Solid and diversified order backlog

Order backlog by plant type (31/12/2011)

Other: 7.4% (2010: 4.6%)

Synthesis Gas Plants: 18.9% (2010: 14.7%)

Olefin Plants: 28.6% (2010: 43.5%)

Air Separation Plants: 24.7% (2010: 24.7%)

Natural Gas Plants: 20.4% (2010: 12.5%)

THE LINDE GROUP

Mega-trend Growth Markets

LeadIng player in Greater China

Sales in Greater China in € m

2011

701

240

941

2010

576

198

774

2009

421

163 584

2008

420

132 552

2007

328

109

437

Consolidated

Key locations of Linde Gases:

Joint ventures (@ share)

Supply Schemes

Offices

Industrial Parks

Application Center

—

First international gases company in China in the 1980s

—

Around 4,000 employees / around 50 wholly-owned companies and JVs / around 150 operational plants

—

Serving pillar industries chemical, oil & petrochemicals, metallurgy, manufacturing, electronics

—

Industry-leading remote operations center, nation wide monitoring capabilities based in Shanghai

THE LINDE GROUP

Growing with leading companies in key industries

A diverse customer portfolio to match an integrated business

Oil/Petrochemicals

Chemicals

Metallurgy

Electronics

Healthcare

Others

THE LINDE GROUP

Gases Division in China

Integrated offer in selected industrial poles

Integrated Clusters

Pipeline linkage (key concept)

Example – Ningbo

Gases products supply to bulk and cylinder markets

Fully Integrated Cluster

Multiple customers supplied by pipeline (GAN/GOX/GHY)

Integrated plant operation

GAN pipeline

Zhenhai

GOX pipeline

Daxie Island

Beilun

Clean Energy market estimation 2020 & 2030 top down

THE LINDE GROUP

Market size in € bn		2015	2020	2030	Assumptions for 2030
	Clean Coal	---	---	20 – 40	– Triple-digit number of 1 GW Carbon Capture (1.5 Gt/a CO_2 at EUR25-40/t)
	CO_2 networks	small	1	15 – 25	– Installation of significant pipeline network and corresponding compression (1.5 Gt/a handling fee CO_2 at EUR 10-15/t)
	H_2 fueling	small	1	10 – 15	– Installation of a significant fuel station infrastructure – Corresponding annual H_2 consumption of some bn tons p.a.
	EOR/EGR*	1.5	4 - 5	18 – 35	– Single to double digit number of large N_2 EOR/NRU projects – Double digit number of large CO_2 EOR projects including industrial CO_2 capture and pipeline (overlapping w/CCS)
	LNG	3 - 4	6 - 10	11 – 23	– Based on penetration rate of LNG replacing existing fuels – Merchant LNG projects based on geographical set up and existing infrastructure – Floating LNG projects
	Renewables	1	2	3	– Includes mainly gases used for manufacturing of photovoltaic cells
	Range	5 - 7	14 - 19	18-140	* Assuming 100% Build Own Operate and excluding sale of equipment and plants.

General assumptions:

– Market numbers are directional only and w/o inflation or currency

– Oil price development at 80-100 USD/bll

– Outsourced gases market only (excl. captive market or equipment sales)

56

Mega-trend Energy/Environment

Current and future growth markets for Gases & Engineering

THE LINDE GROUP

Better use of fossil resources: Existing growth markets

Liquified Natural Gas (LNG)	Statoil plant, Hammerfest, Floating LNG
Gas-To-Liquid (GTL)	Pearl GTL project, Qatar Shell GTL LTd
CO_2 scrubbing	RECTISOL® CO_2 wash, used at Hammerfest LNG plant
Coal-to-Gas	ASUs and Rectisol for coal gasifications in China
Coal liquefaction	Tonnage contract with Bayer/SCCC* in China
Enhanced Oil& Gas Recovery	Pemex Cantarell project, Mexico Adnoc Joint Venture, Abu Dhabi
Refinery Hydrogen	Tonnage contracts with Shell, EMAP, Chevron, CITGO,...

Renewable energy: Developing growth markets

Photo-voltaic	Signed Gases contracts for 6 GWp of nominal capacity
Bio to Liquids	Waste Management JV plant started up in 2009
Biomass-Conversion	Choren/Sun Fuel Pilot Project, Germany
Geothermal	Turbines for geothermal project in France
Automotive Hydrogen	H_2 Mobility Initiative launched with key industrial partners

Clean energy: Future growth markets

OxyFuel	Vattenfall Pilot Project, Schwarze Pumpe, Germany
Post-comb. CO_2 capture	RWE/BASF Pilot Project, Niederaussem, Germany
CO_2 handling	Recycling CO_2 (OCAP, Nld) CO_2SINK, Ketzin, Germany Statoil LNG plant, Norway

Higher efficiency in energy use: Sustained growth in traditional end markets

REBOX® oxy-fuel (steel), WASTOX® (aluminium), Oxygen burner (glass), Water Treatment, ...

*Shanghai Cooking & Chemical Corporation

Business model Linde: Engineering; Gas Supply   Maturity of business: Existing business; Pilot on-going

57

THE LINDE GROUP

Gases Division

Proposed acquisition of Lincare Holdings Inc.

Proposed acquisition of Lincare Holdings Inc.

— 1 July 2012 Lincare Holdings Inc. and Linde have signed the merger agreement

— Linde offers USD 41.50 per share in cash

Tender process for Lincare shares started

— SEC and HSR documents filed on 11 July 2012

— HSR approval already received on 21 July 2012

— No further documents for approval needed

Equity raise successfully concluded

— Equity raise of € 1.4 bn

— Number of total shares increased to 185 m

— One element of the funding of the Lincare acquisition

— A and A3 rating confirmed by rating agencies

THE LINDE GROUP

Gases Division

Proposed acquisition of Lincare Holdings Inc. – Rational

Creating a global leading healthcare service provider

Benefiting from the mega-trend Healthcare

— Growth Drivers: ageing and growing population as well as continuously improving diagnostics and treatments

— Increasing share of revenues from resilient healthcare business

— Strong growth segment in mature regions

Increased share of revenues from gases business and higher exposure to North America

— Group share of revenues from Gases Division increases to 82 percent

— Revenues in North America up from €1.7 bn to € 3.1 bn

— Increasing net asset base in North America

THE LINDE GROUP

Gases Division

Proposed acquisition of Lincare Holdings Inc. – Value creation

Linde

Lincare

—

€ 0.5 bn sales*

—

€ 1.5 bn sales**

—

500,000 patients

—

800,000 patients

—

#1 in South America

—

Industry leader in US

Profile

—

#2 in Europe

—

Limited footprint in North America

—

Active in more than 20 countries

Core

Core

—

Oxygen therapy

—

Oxygen therapy

—

Sleep Apnea

Revenue & Cost

—

Sleep Apnea

—

Ventilation services

synergies

—

Nutrition, Infusion, further services

Products & Services

Extended

Extended

—

Nutrition, infusion

—

Pulmunary rehab,

specialty services

—

Performance focus

—

Performance focus

—

Strong background in

—

Operational excellence

hospital care & gas therapies

—

Acquisition integration

Competencies

—

Innovation pipeline

—

Competitive bidding

*2011 with the acquisition of Air Products Continental European Homecare business included (2011 Air Products business year revenues), ** 2011 with 1.25 €/$, 60

THE LINDE GROUP

Group

PPA – Expected Depreciation & Amortisation

— Development of depreciation and amortisation

— Impact in H1 2012: € 122 million

— Expected range adjusted due to exchange rate effects

Expected range in € m

2012

230

–

255

2013

200

–

225

…

2022

< 125

PPA Depreciation Planning (in € m)

400

300

200

100

0

2006

2008

2010

2012

2014

2016

2018

2020

2022

2024

THE LINDE GROUP

Group, Definition of financial key figures

Operating Profit

Return

EBITDA (incl. IFRIC 4 adjustment) excl. finance costs for pensions excl. special items

incl. share of net income from associates and joint ventures adjusted

Return

Operating profit

ROCE

- depreciation / amortisation

excl. depreciation/amortization from purchase price allocation

Average

equity (incl. minorities)

Capital

+ financial debt

Employed

+ liabilities from financial leases

+ net pension obligations

- cash, cash equivalents and securities

- receivables from financial leases

adjusted EPS

Return

earnings after tax and minority interests

+ depreciation/amortization from purchase price allocation

+/- special items

Shares

average outstanding shares

THE LINDE GROUP

Investor Relations

Contact

Phone: +49 89 357 57 1321 eMail: investorrelations@linde.com Internet: www.linde.com

Financial Calendar

— Interim Report January to September: 29 October 2012

— Annual General Meeting: 29 May 2013